Exhibit 9(ix) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

                          Amendment No. 1 to EXHIBIT A
                      to the Sub-Transfer Agency Agreement
                        among Federated Services Company,
                 Retirement Plan Service Company of America and
                           Vision Group of Funds, Inc.
                             dated February 20, 1998



Fund Name                                                     Cusip Number

Vision Money Market Fund
     Class A Shares                                           92830F 30 7
     Class S Shares                                           92830F
                                                                    -------

Vision Treasury Money Market Fund
     Class A Shares                                           92830F 10 9
     Class S Shares                                           92830F
                                                                    -------

Vision New York Tax-Free Money Market Fund
     Class A Shares                                           92830F 20 8

Vision U.S. Government Securities Fund
     Class A Shares                                           92830F 40 6

Vision New York Municipal Income Fund
     Class A Shares                                           92830F 50 5

Vision Mid Cap Value Fund
(formerly:  Vision Growth & Income Fund)
     Class A Shares                                           92830F 60 4
     Class B Shares                                           92830F
                                                                     ------

Vision Mid Cap Growth Fund
(formerly:  Vision Capital Appreciation Fund)
     Class A Shares                                           92830F 70 3
     Class B Shares                                           92830F
                                                                     ------

Vision Large Cap Value Fund
(formerly:  Vision Equity Income Fund)
     Class A Shares                                           92830F 80 2
     Class B Shares                                           92830F
                                                                     ------

Vision Large Cap Growth Fund
     Class A Shares                                           92830F
     Class B Shares                                           92830F

Vision High Yield Bond Fund
     Class A Shares                                           92830F

As revised:  May 1, 1999

                           FEDERATED SERVICES COMPANY


                             By:
                             Name:
                             Title:


                         RETIREMENT PLAN SERVICE COMPANY
                                   OF AMERICA


                              By:
                              Name:
                              Title:


                           VISION GROUP OF FUNDS, INC.


                               By:
                               Name:
                               Title: